Exhibit 10.2

GREENS WORLDWIDE INC.

346 Woodland Church Road

Hertford, NC 27944

October 13, 2006

AJW Partners, LLC

New Millennium Capital Partners II, LLC

AJW Offshore, Ltd.

AJW Qualified Partners, LLC

1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Re:	Greens Worldwide Inc. (the “Company”) –

Amendment of Warrants

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to amend the exercise price and maturity of certain warrants, which are convertible into shares of the Company’s common stock, no par value per share (the “Common Stock”), originally issued by the Company to the investors listed in the signature pages hereto (collectively, the “Investors”), on May 31, 2006, September 19, 2006 and July 31, 2006 (the “Warrants”).

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.	The exercise price shall be $.15 per share for all Warrants.

2.	The Warrants are hereby amended in accordance with the foregoing provision. All other provisions of the Warrants, as amended from time to time, shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

Sincerely,

GREENS WORLDWIDE INC.

/s/ R. Thomas Kidd R. Thomas Kidd
Chief Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC.

By:	SMS GROUP, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:	FIRST STREET MANAGER II, LLC,

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.

By:	FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By:	AJW MANAGER, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager